Exhibit 99(b)

PROVIDENT BANKSHARES
CORPORATION

C123456789

000004

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on April 7, 2009.

Vote by Internet

- Log on to the Internet and go to **www.envisionreports.com/pbksspec**
- Follow the steps outlined on the secured website.

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card

123456 C0123456789 12345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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A Proposals — The Board of Directors recommends a vote FOR Proposals 1 and 2.

Proposal	For	Against	Abstain
1. The approval of the Agreement and Plan of Merger, dated as of December 18, 2008, among M&T Bank Corporation ("M&T"), Provident Bankshares Corporation and First Empire State Holding Company, a wholly owned direct subsidiary of M&T ("Merger Sub"), pursuant to which Provident Bankshares Corporation will merge with and into Merger Sub, and the transactions contemplated thereby.	☐	☐	☐
2. The approval of the adjournment of the Special Meeting, if necessary, to permit Provident Bankshares Corporation to solicit additional proxies if there are insufficient votes at the Special Meeting to constitute a quorum or to approve the Agreement and Plan of Merger.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT
02AV 0207531

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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<STOCK#> 01032E

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — Provident Bankshares Corporation Special Meeting of Common Stockholders April 8, 2009 10:00 A.M, Local Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Dennis A. Starliper and Robert L. Davis, or either of them, with full power of substitution, to act as proxies for the undersigned, and to vote all shares of common stock of Provident Bankshares Corporation (the “Company”) owned of record by the undersigned at the Special Meeting of Common Stockholders, to be held at 250 North Calvert Street, Baltimore, Maryland on April 8, 2009 at 10:00 A.M., and at any and all adjournments thereof, as stated on the reverse side. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Common Stockholders and the Proxy Statement/Prospectus dated February 17, 2009 for the Special Meeting. This proxy will be voted as directed, but, if no instructions are specified, this proxy will be voted “FOR” each of the listed proposals. If any other business is presented at the special meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the board of directors knows of no other business to be presented at the special meeting. PLEASE COMPLETE, DATE AND SIGN ON THE REVERSE SIDE, AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

PROVIDENT BANKSHARES
CORPORATION

C123456789

000004

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on April 7, 2009.

Vote by Internet

- Log on to the Internet and go to **www.envisionreports.com/pbksspec**
- Follow the steps outlined on the secured website.

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card

123456 C0123456789 12345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

+

A Proposals — The Board of Directors recommends a vote FOR Proposals 1 and 2.

	For	Against	Abstain
1. The approval of the Agreement and Plan of Merger, dated as of December 18, 2008, among M&T Bank Corporation ("M&T"), Provident Bankshares Corporation and First Empire State Holding Company, a wholly owned direct subsidiary of M&T ("Merger Sub"), pursuant to which Provident Bankshares Corporation will merge with and into Merger Sub, and the transactions contemplated thereby.	☐	☐	☐
2. The approval of the adjournment of the Special Meeting, if necessary, to permit Provident Bankshares Corporation to solicit additional proxies if there are insufficient votes at the Special Meeting to constitute a quorum or to approve the Agreement and Plan of Merger.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T
0 2 H V 0 2 0 7 5 3 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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<STOCK#> 0103HF

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — PROVIDENT BANKSHARES CORPORATION PLAN PARTICIPANTS Special Meeting of Common Stockholders April 8, 2009 10:00 A.M, Local Time Proxy Solicited by Board of Directors for Special Meeting The undersigned hereby instructs the 401(k) Plan Trustee to vote all shares of common stock of Provident Bankshares Corporation (the “Company”) credited to my account in the 401(k) Plan at the Special Meeting of Common Stockholders to be held at 250 North Calvert Street, Baltimore, Maryland, on April 8, 2009 at 10:00 A.M., local time, and at any and all adjournments thereof, as stated on the reverse side. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Common Stockholders and the Proxy Statement/Prospectus dated February 17, 2009 for the Special Meeting. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. (Items to be voted appear on reverse side)